SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
October 9, 1997
MMCA  AUTO  GRANTOR TRUST  1993-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware 33-67014  33-0570905
(State or   (Commission File #)(I.R.S. Employer Id No.)
other jurisdiction or incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1642
 (Address of Registrant's principal executive office and Registrant's telephone number, including area code)

Item 5.	Other Events.
		The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.

Item 7.	Financial Statements and Exhibits.
	(c)	Exhibits.
		MMCA Auto Grantor Trust 1993-1
		4.00% Asset Backed Certificates.
		Monthly "Servicer's Certificate," dated:
          		October 9, 1997
		Monthly "Servicing Report," for the following reporting period:
		September 1, 1997 through September 30, 1997

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGNATURES

MMCA AUTO RECEIVABLES, INC.
Dated: October 9, 1997
By: Hideyuki Kitamura
Vice President, Secretary and Treasurer